                       FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of February 2, 2006 (the "Amendment") is entered into among Matria Healthcare, Inc., a Delaware corporation (the "Borrower"), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent and Collateral Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

                                    RECITALS

      WHEREAS the Borrower, the Guarantors, the Lenders and Bank of America, N.A., in its capacity as Administrative Agent and Collateral Agent entered into that certain Credit Agreement dated as of January 19, 2006 (as amended or modified from time to time, the "Credit Agreement"); and

      WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    Amendment. The Credit Agreement is hereby amended as follows:

            (a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order and shall read as follows:

                  "First Amendment Effective Date" means February 2, 2006.

                  "Initial Tranche B Term Loan" has the meaning specified in
                  Section 2.01(b).

                  "Second Tranche B Term Loan" has the meaning specified in
                  Section 2.01(b).

            (b) The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                  "Applicable Rate" means (a) with respect to Revolving Loans,
            Swing Line Loans, Letters of Credit and the Commitment Fee, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(a):

                                 Consolidated
       Pricing                     Leverage               Commitment              Letters of        Eurodollar Rate      Base Rate
         Tier                        Ratio                   Fee                    Credit               Loans             Loans

         1                    > or = 3.5:1.0              0.50%                     2.50%             2.50%                  1.50%

         2                    > or = 2.5:1.0 but
                              < 3.5:1.0

                                                          0.50%                     2.25%             2.25%                  1.25%
         3                    < 2.5:1.0                   0.50%                     2.00%             2.00%                  1.00%

            and (b) with respect to the Tranche B Term Loan and the Tranche C Term Loan, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(a):

                            Consolidated
         Pricing Tier       Leverage Ratio            Eurodollar Rate Loans             Base Rate Loans
             1              > OR = 4.0:1.0                2.25%                              1.25%
             2              < 4.0:1.0                     2.00%                              1.00%

            Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(a); provided, however, that if a Compliance Certificate is not delivered when due (after giving effect to any applicable grace period) in accordance with such Section, then Pricing Tier 1 in each respective grid above shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(a), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate. The Applicable Rate in effect from the Closing Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(a) for the fiscal quarter ending March 31, 2006 shall be determined based upon Pricing Tier 1 in each respective grid.

            (c) The definition of "Intercreditor Agreement" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                  "Intercreditor Agreement" means the Intercreditor Agreement, dated as of the Closing Date, among the Collateral Agent, the Second Lien Collateral Agent, the Control Agent and the Borrower, as amended in accordance with the terms thereof and hereof.

            (d) The definition of "Related Parties" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                  "Related Parties" means, with respect to any Person, such
            Person's Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person's Affiliates.

            (e) The definition of "Tranche B Term Loan" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                  "Tranche B Term Loan" means the collective reference to the
            Initial Tranche B Term Loan and the Second Tranche B Term Loan.

            (f) The definition of "Tranche B Term Loan Commitment" in Section
      1.01 of the Credit Agreement is hereby amended to read as follows:

                  "Tranche B Term Loan Commitment" means, as to each Lender, its obligation to make its portion of the Tranche B Term Loan to the Borrower pursuant to Section

            2.01(b), in the principal amount set forth opposite such Lender's name on Schedule 2.01. The aggregate principal amount of the Tranche B Term Loan Commitments of all of the Lenders is TWO HUNDRED SIXTY FIVE MILLION DOLLARS ($265,000,000). After giving effect to the funding of Two Hundred Forty Five Million Dollars ($245,000,000) of the Tranche B Term Loan on the Closing Date, the aggregate principal amount of the Tranche B Term Loan Commitments of all the Lenders as in effect on the First Amendment Effective Date is TWENTY MILLION DOLLARS ($20,000,000).

            (g) Section 2.01(b) of the Credit Agreement is hereby amended to read as follows:

                  (b) Tranche B Term Loan. Subject to the terms and conditions set forth herein, the Lenders made available to the Borrower on the Closing Date a term loan (the "Initial Tranche B Term Loan") in Dollars in an aggregate principal equal to Two Hundred Forty Five Million Dollars ($245,000,000). Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (the "Second Tranche B Term Loan") to the Borrower in Dollars on the First Amendment Effective Date in an amount not to exceed such Lender's remaining Tranche B Term Loan Commitment on the First Amendment Effective Date. Amounts repaid on the Tranche B Term Loan may not be reborrowed. The Tranche B Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, as further provided herein, provided, however, all Borrowings made on the Closing Date and the First Amendment Effective Date shall be made as Base Rate Loans.

            (h) The reference to "Section 2.04(b)(i)" in Section 2.05(b)(i) of the Credit Agreement is hereby amended to read "Section 2.05(b)(i)".

            (i) (i) The reference to "Section 2.04(b)" in Section 2.05(b)(vii) of the Credit Agreement is hereby amended to read "Section 2.05(b)", (ii) the reference to "Section 2.04(b)(i)" in Section 2.05(b)(vii)(A) of the Credit Agreement is hereby amended to read "Section 2.05(b)(i)" and (iii) the reference to "Sections 2.04(b)(ii), (iii), (iv), (v) and (vi)" in
      Section 2.05(b)(vii)(B) of the Credit Agreement is hereby amended to read "Sections 2.05(b)(ii), (iii), (iv), (v) and (vi)".

            (j) The reference to "Section 2.04(b)" in the last paragraph of
      Section 2.05(b) of the Credit Agreement is hereby amended to read "Section 2.05(b)".

            (k) Section 2.07(c) of the Credit Agreement is hereby amended to read as follows:

                  (c) Tranche B Term Loan. The Borrower shall repay the
            outstanding principal amount of the Tranche B Term Loan in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.04), unless accelerated sooner pursuant to Section 9.02:

                             Principal Amortization
Payment Dates                    Payment
   March 31, 2006                 $   662,500
    June 30, 2006                 $   662,500
 September 30, 2006               $   662,500

  December 31, 2006               $   662,500
   March 31, 2007                 $   662,500
    June 30, 2007                 $   662,500
 September 30, 2007               $   662,500
  December 31, 2007               $   662,500
   March 31, 2008                 $   662,500
    June 30, 2008                 $   662,500
 September 30, 2008               $   662,500
  December 31, 2008               $   662,500
   March 31, 2009                 $   662,500
    June 30, 2009                 $   662,500
 September 30, 2009               $   662,500
  December 31, 2009               $   662,500
   March 31, 2010                 $   662,500
    June 30, 2010                 $   662,500
 September 30, 2010               $   662,500
  December 31, 2010               $   662,500
   March 31, 2011                 $62,937,500
    June 30, 2011                 $62,937,500
 September 30, 2011               $62,937,500
    Maturity Date                 $62,937,500

            (l) Section 8.03(f) of the Credit Agreement is hereby amended to read as follows:

                  (f) Indebtedness under the Second Lien Loan Documents in an aggregate principal amount not to exceed $65,000,000 at any one time outstanding; provided that the same is subject to the terms of the Intercreditor Agreement;

            (m) The language preceding the proviso in Section 11.06(f) of the Credit Agreement is hereby amended to read as follows:

            Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank;

            (n) Clause (a) in the first sentence of Section 11.07 of the Credit Agreement is hereby amended to read as follows:

            (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, trustees, advisors and representatives and to any direct or indirect contractual counterparty (or such contractual counterparty's professional advisor) under any Swap Contract relating to Loans outstanding under this Agreement (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential),

            (o) Schedule 2.01 of the Credit Agreement is hereby amended to read as provided on Schedule 2.01 attached hereto.

      2. Consent. (a) Notwithstanding the terms of Section 8.12 of the Credit Agreement, the Lenders hereby agree that the Borrower may prepay the Second Lien Term Loan on the First Amendment Effective Date in an aggregate principal amount not to exceed $20,000,000, (b) the Lenders hereby consent to and approve the First Amendment to Term Loan Agreement dated as of the date hereof entered into among the Borrower, the Guarantors, the Second Lien Lenders and Bank of America, N.A., in its capacity as Second Lien Agent and the Second Lien Collateral Agent, a copy of which is attached hereto as Exhibit A (the "First Amendment to Term Loan Agreement") and (c) the Lenders hereby (i) consent to and approve the First Amendment to Intercreditor Agreement dated as of the date hereof entered into among the Collateral Agent, the Second Lien Collateral Agent, the Control Agent and the Borrower, a copy of which is attached hereto as Exhibit B ("First Amendment to Intercreditor Agreement") and (ii) authorize and direct the Collateral Agent and the Control Agent to enter into the First Amendment to Intercreditor Agreement on behalf of the Lenders.

      3. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

            (a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent and Collateral Agent;

            (b) Receipt by the Administrative Agent of copies of resolutions of each Loan Party (in form and substance reasonably satisfactory to the Administrative Agent), certified by a Responsible Officer of such Loan Party to be true and correct and in force and effect as of the date hereof;

            (c) Receipt by the Administrative Agent of a copy, certified by a Responsible Officer of the Borrower as true and complete, of the First Amendment to Term Loan Agreement; and

            (d) Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the First Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.

      4. Miscellaneous.

            (a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

            (b) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

            (c) Each Loan Party hereby represents and warrants as follows:

                  (i) Each Loan Party has taken all necessary action to
            authorize the execution, delivery and performance of this Amendment.

                  (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (iii) No consent, approval, authorization or order of, or
            filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

            (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in
      Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

            (e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

            (f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  [remainder of page intentionally left blank]

      Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:         MATRIA HEALTHCARE, INC.,
                  a Delaware corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  Chairman and CEO

GUARANTORS:       MATRIA WOMEN'S AND CHILDREN'S HEALTH, LLC,
                  a Delaware limited liability company

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  Chairman

                  MATRIA CASE MANAGEMENT, INC.,
                  a Georgia corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  President

                  MIAVITA, INC.,
                  a Georgia corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  Chairman

                  MATRIA HEALTH ENHANCEMENT COMPANY,
                  a Delaware corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  Chairman

                  DIABETES ACQUISITION, INC.,
                  a Georgia corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  President

                  GAINOR MEDICAL ACQUISITION COMPANY,
                  a Georgia corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  President

                  FACET TECHNOLOGIES, LLC,
                  a Georgia limited liability company

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  Chairman

                  MATRIA HEALTHCARE OF ILLINOIS, INC.,
                  a Georgia corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  President

                  MATRIA OF NEW YORK, INC.,
                  a New York corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  President

                  QUALITY ONCOLOGY, INC.,
                  a Delaware corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  Chairman

                  WINNINGHABITS, INC.,
                  a Delaware corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  Chairman

                  WINNINGHABITS.COM, LTD.,
                  a Texas limited partnership

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  Chairman

                  WINNINGHABITS GP, INC.,
                  a Delaware corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  Chairman

                  WINNINGHABITS LP, INC.,
                  a Delaware corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  Chairman

                  CORSOLUTIONS MEDICAL, INC.,
                  a Delaware corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  Chairman and CEO

                  CORSOLUTIONS INC.,
                  a Delaware corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  Chairman and CEO

                  HEALTH AND PRODUCTIVITY CORPORATION OF AMERICA, INC., a Delaware corporation

                  By:    /s/ Parker H. Petit
                     -----------------------------------------------------------
                  Name:  Parker H. Petit
                  Title:  Chairman and CEO

ADMINISTRATIVE
AGENT:             BANK OF AMERICA, N.A.,
                   as Administrative Agent and Collateral Agent

                   By:    /s/ Kristine Thennes
                      ----------------------------------------------------------
                   Name:  Kristine Thennes
                   Title: Vice President

LENDERS:           BANK OF AMERICA, N.A.,
                   as a Lender, Swing Line Lender and L/C Issuer

                   By:    /s/ William H. Powell
                      ----------------------------------------------------------
                   Name:  William H. Powell
                   Title: Senior Vice President

                                 SCHEDULE 2.01

                                  COMMITMENTS

                         Revolving      Applicable    Tranche B Term    Applicable    Tranche C Term    Applicable
   Lender                Commitment     Percentage    Loan Commitment   Percentage    Loan Commitment   Percentage
Bank of America, N.A.  $30,000,000.00  100.000000000% $265,000,000.00  100.000000000% $125,000,000.00  100.000000000%
Total                  $30,000,000.00  100.000000000% $265,000,000.00  100.000000000% $125,000,000.00  100.000000000%